                        GROUP VARIABLE ANNUITY CONTRACTS
                     ISSUED WITH RESPECT TO DC-I AND DC-II
                        HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 33-19946

   SUPPLEMENT DATED NOVEMBER 22, 2006 TO THE PROSPECTUS DATED OCTOBER 2, 2006

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

HARTFORD SMALLCAP GROWTH HLS FUND:

At a special meeting of the Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund approved a sub-advisory agreement between HL Advisors, LLC, the Hartford SmallCap Growth HLS Fund's investment adviser, and Hartford Investment Management Company to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management Company will serve as an additional sub-adviser to the Hartford SmallCap Growth HLS Fund.

As a result, in the table under the section entitled "The Funds," Hartford Investment Management Company is added as an additional sub-adviser for the Hartford SmallCap Growth HLS Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6054

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement resolving the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Pursuant to the terms of the Order, The Hartford agreed to pay $55 million which was distributed to funds that participated in The Hartford's directed brokerage program. The costs associated with the settlement had already been accounted for in reserves established by The Hartford.

THE SIXTH PARAGRAPH IN THE SECTION ENTITLED "LEGAL MATTERS" IS DELETED AND REPLACED WITH THE FOLLOWING:

To date, the SEC's and the New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 25, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

THE LAST PARAGRAPH IN THE "LEGAL MATTERS" SECTION IS DELETED AND REPLACED WITH THE FOLLOWING:

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS Funds that serve as underlying investments for these accounts.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 6060